SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) January 31, 2003
        -----------------------------------------------------------------


                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Utah
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 0-22744                               87-0442090
         ----------------------                -------------------------
         Commission File Number                (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
       ------------------------------------------------------------------
          (Address of Principal Executive Offices)       (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

On February 18, 2003, the Company filed a Form 8-K with an earliest reportable event date of January 31, 2003 disclosing the disposition of its 96% ownership in Beijing Fei Yun Viking Enterprises Company, Ltd.. This Form 8-K/A amends and supplements such original filing to include financial information required by
Item 7(b) of Form 8-K. Accordingly, Item 7 of such Form 8-K is amended as set forth herein.


ITEM 7(b) - PROFORMA FINANCIAL INFORMATION

                         Pro Forma Financial Information



Effective January 31, 2003, pursuant to a Stock & Note Receivable For Ownership Agreement effective January 31, 2003, the Company sold its 96% ownership of Beijing Fei Yun Viking Enterprises Company, Ltd. (Fei Yun Viking) to Beijing Fei Yun Property Development Company, Ltd. (Fei Yun Property). Among the assets included in Fei Yun Viking is a 60% ownership of a commercial/residential real estate company (Golden Horse/Sunshine Plaza), 40% ownership of a toll-way construction and operating company(Tollway Company), 100% of the operations and distribution system of a chemical exchange company, and two notes receivable plus accrued interest.

In exchange for the 96% ownership of Fei Yun Viking, Viking Capital Group, Inc. received 1.8 million shares of its Series 2001 Callable Preferred Shares (originally issued and recorded at $18 million), 7,000,000 common restricted shares of Viking Capital Group, Inc. and a $6.5 million note receivable due from Hebei Kangshun Feiyun Organic Waste Processing Company, Ltd.(Organic Waste Company) which is effectively collateralized by a 40% ownership interest in Organic Waste Company. Viking also received 7.5 million common shares of the Company that were held as treasury shares at Fei Yun Viking.

The unaudited pro forma condensed balance sheet of Viking as of December 31, 2002 reflects the disposition on a consolidated basis as if it had occurred on December 31, 2002.

The unaudited pro forma condensed statement of operations for the year ended December 31, 2002, reflects the disposition on a consolidated basis as if it had occurred on January 1, 2002.

The unaudited pro forma condensed balance sheet and statement of operations should be read in conjunction with the separate historical financial statements of the Company and related notes appearing elsewhere in this document. The pro forma financial information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it necessarily indicative of the future results of the entities.


                           VIKING CAPITAL GROUP, INC.

                               UNAUDITED PRO FORMA
                             CONDENSED BALANCE SHEET
                                December 31, 2002


                                     ASSETS
                                     ------

                                                  Historical
                                                -------------
                                                                 Disposition of
                                                Viking Capital       Fei Yun        Pro Forma
                                                 Group, Inc.         Viking        Adjustments       Pro Forma
                                                -------------    -------------    -------------    -------------
                                                   In 000's         In 000's         In 000's         In 000's
CURRENT ASSETS
   Cash and cash equivalents                    $       1,423    $      (1,414)   $           -    $           9
   Other Receivables                                      549             (549)               -                -
   Mortgage receivable                                 13,226          (13,226)               -                -
   Notes receivable and accrued interest                  113                -                -              113
   Deposit                                              1,210           (1,210)               -                -
   Real estate held for sale                           45,005          (45,005)               -                -
                                                -------------    -------------    -------------    -------------
           Total current assets                        61,526          (61,404)               -              122

PROPERTY AND EQUIPMENT
    Building                                           37,543          (37,543)               -                -
    Computer Equipment                                    157                -                -              157
    Furniture and office equipment                         45              (24)               -               21
    Vehicles                                                3               (3)               -                -
    Building improvement                                  710             (710)               -                -
                                                -------------    -------------    -------------    -------------
                                                       38,458          (38,280)               -              178

    Accumulated depreciation and amortization          (2,246)           2,072                -             (174)
                                                -------------    -------------    -------------    -------------

           Net property and equipment                  36,212          (36,208)               -                4


CAPITALIZED SOFTWARE, net of
  accumulated amortization of $ -0- at
  December 31, 2002                                        50                -                -               50

NOTES AND OTHER RECEIVABLES
  FROM RELATED PARTIES                                 12,316          (12,316)               -                -

LONG TERM NOTE RECEIVABLE                                   -                -            6,500 a          6,500

INVESTMENT IN AFFILIATES                                1,948           (1,355)               -              593

OTHER ASSETS                                               35                -                -               35
                                                -------------    -------------    -------------    -------------

TOTAL ASSETS                                    $     112,087    $    (111,283)   $       6,500    $       7,304
                                                =============    =============    =============    =============




                           VIKING CAPITAL GROUP, INC.

                               UNAUDITED PRO FORMA
                       CONDENSED BALANCE SHEET (Continued)

                                December 31, 2002


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------


                                                  Historical
                                                -------------
                                                                 Disposition of
                                                Viking Capital       Fei Yun        Pro Forma
                                                 Group, Inc.         Viking        Adjustments      Proforma
                                                -------------    -------------    -------------   -------------

                                                   In 000's         In 000's         In 000's        In 000's
CURRENT LIABILITIES

  Current maturities of long-term debt,
     net of unamortized
     debt discount of $27,000                   $      20,147    $     (19,453)   $           -   $         694
  Accounts payable                                      9,851           (9,678)               -             173
  Accrued officers' salary and payroll taxes            1,611                -                -           1,611
  Accrued litigation settlement                        15,600          (15,600)               -               -
  Other payables                                       12,085          (12,085)               -               -
  Amount due to related parties                         1,523           (1,523)               -               -
  Deferred income tax liability                         8,152           (8,152)               -               -
  Current income taxes payable                            568             (568)               -               -
  Other accrued expense                                10,561          (10,511)               -              50
                                                -------------    -------------    -------------   -------------

       Total current liabilities                       80,098          (77,570)               -           2,528

LONG TERM DEBT, less current portion                   25,531          (25,531)               -               -
                                                -------------    -------------    -------------   -------------

TOTAL LIABILITIES                                     105,629         (103,101)           2,528

NON-CONTROLLING INTEREST                                    -                -                -               -

STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock $1.00 par value; 50,000,000
   shares authorized, 1,800,000 shares issued
   and outstanding  at December 31, 2002                1,800           (1,800) b             -               -
  Common stock $0.001 par value, 150,000,000
   shares authorized, 69,864,951 issued
   at December 31, 2002                                    70                -                -              70
  Common stock Class B $0.001 par value,
   100,000 shares authorized, issued and
   outstanding                                              -                -                -               -
  Additional paid-in capital                           37,022           (4,418) b         6,500 a        39,104
  Accumulated deficit                                 (29,393)               -                -         (29,393)
                                                -------------    -------------    -------------   -------------

                                                        9,499           (6,218)           6,500           9,781

     Less treasury stock - 8,025,625 shares
      (historical) and 15,025,625(proforma)
      at cost at December 31, 2002                     (3,041)          (1,964) b             -          (5,005)
                                                -------------    -------------    -------------   -------------


     Total stockholders' equity (deficit)               6,458           (8,182)           6,500           4,776
                                                -------------    -------------    -------------   -------------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY (DEFICIT)               $     112,087    $    (111,283)   $       6,500   $       7,304
                                                =============    =============    =============   =============



                           VIKING CAPITAL GROUP, INC.

                               UNAUDITED PRO FORMA
                        CONDENSED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2002

                                                  Historical
                                                 ------------   Disposition of
                                                Viking Capital     Fei Yun         Proforma
                                                  Group, Inc.      Viking         Adjustments    Pro Forma
                                                 ------------    ------------    ------------   ------------
                                                   In 000's        In 000's        In 000's       In 000's
REVENUE
   Rental income                                 $      2,692    $     (2,692)   $       --     $       --
   Sales of real estate, net of taxes                     167            (167)           --             --
   Other                                                   14             (14)           --             --
                                                 ------------    ------------    ------------   ------------
           Total revenue                                2,873          (2,873)           --             --

COST OF REVENUE
   Cost of real estate sales                             (750)            750            --             --
   Selling expenses                                      (254)            254            --             --
   Impairment of real estate held for sale             (9,059)          9,059            --             --
                                                 ------------    ------------    ------------   ------------

           Total cost of revenue                      (10,063)         10,063            --             --
                                                 ------------    ------------    ------------   ------------


GROSS LOSS                                             (7,190)          7,190            --             --
                                                 ------------    ------------    ------------   ------------

GENERAL AND ADMINISTRATIVE EXPENSES                    (4,201)          3,312            --             (889)
WRITE OFF OF MORTGAGE NOTES RECEIVABLE                 (2,383)          2,383            --             --
WRITE OFF OF RECEIVABLE FROM RELATED PARTY             (1,873)          1,873            --             --
WRITE OFF IMPAIRED CAPITALIZED SOFTWARE                  (363)           --              --             (363)
LITIGATION SETTLEMENT                                 (15,600)         15,600            --             --
                                                 ------------    ------------    ------------   ------------

           Loss from operations                       (31,610)         30,358            --           (1,252)

OTHER INCOME (EXPENSE)
  Interest income                                         472            (465)            260 c          267
  Interest expense                                     (3,128)          2,940            --             (188)
  Gain (loss) from equity accounted investment           (170)            210            --               40
  Other                                                    39             (39)           --             --
                                                 ------------    ------------    ------------   ------------

    Total other income (expense)                       (2,787)          2,646             260            119
                                                 ------------    ------------    ------------   ------------

    Loss before income taxes and
     non-controlling interest                         (34,397)         33,004             260         (1,133)

INCOME TAX BENEFIT                                      5,585          (5,585)           --             --
                                                 ------------    ------------    ------------   ------------

    Loss before non-controlling interest              (28,812)         27,419             260         (1,133)

NON-CONTROLLING INTEREST                                9,313          (9,313)           --             --
                                                 ------------    ------------    ------------   ------------

NET INCOME (LOSS)                                     (19,499)         18,106             260         (1,133)
                                                 ============    ============    ============   ============

Loss per common share:
    Basic and diluted loss per common share      $      (0.33)                                  $      (0.02)
                                                 ============                                   ============

    Weighted-average common shares outstanding
      (Basic and diluted) (In 000's)                   58,971                                         51,971
                                                 ============                                   ============


                           VIKING CAPITAL GROUP, INC.

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION



NOTE A - PRO FORMA CONDENSED BALANCE SHEET

The audited balance sheet at December 31, 2002 has been adjusted to show an unaudited proforma balance sheet at December 31, 2002 as if the sale of Fei Yun Viking had occurred on December 31, 2002.

The column labeled "Disposition of Fei Yun Viking" shows adjustments due to the sale of Fei Yun Viking. The adjustments made primarily reflect the removal of amounts associated with Golden Horse/Sunshine Plaza. Golden Horse/Sunshine Plaza was a 60% owned subsidiary of Fei Yun Viking and was a consolidated subsidiary. Fei Yun Viking also owned two notes receivable, a chemical distribution company and an equity investment (40% owned) in a tollway construction and operating company.

Additional notes below correspond to the footnote markers on the face of the balance sheet.

All proforma adjustment amounts are in thousands except per share amounts.

     a) A $6,500 long term note receivable was obtained in the sale of Fei Yun Viking in addition to the 1.8 million preferred shares and 7 million common shares received.
     b) In the adjustments for the disposition of Fei Yun Viking, equity was adjusted down by $8,182 (before the impact of the new $6,500 note receivable). The allocation of this equity between the different equity accounts was determined by using the ratio between the preferred stock and common stock values used to purchase Fei Yun Viking. The ratio was 76% preferred and 24% common. Accordingly, $6,218 was allocated to preferred and $1,964 to common. The 1.8 million preferred shares received in the transaction were canceled and returned to authorized and un-issued preferred shares. This resulted in the $1,800 reduction to "Preferred stock" and the $4,418 reduction to "Additional paid in capital". The common shares received became treasury shares and therefore "Treasury stock" was adjusted by $1,964.


NOTE B - PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

The audited statement of operations for the year ended December 31, 2002 has been adjusted to show an unaudited proforma statement of operations for the year ended December 31, 2002 as if the sale of Fei Yun Viking had occurred on January 1, 2002. The column labeled "Disposition of Fei Yun Viking" reflects the removal of Fei Yun Viking including its subsidiaries' operations and equity accounted investment loss. The adjustments made primarily reflect the removal of amounts associated with Golden Horse/Sunshine Plaza. Golden Horse/Sunshine Plaza was a 60% owned subsidiary of Fei Yun Viking and was a consolidated subsidiary. Golden Horse was also the only revenue producing asset of the Company.

Additional information below corresponds to the footnote markers indicated on the face of the proforma statement of operations.

All proforma adjustment amounts are in thousands except per share amounts.

     c) "Interest income" was increased by $260 in the proforma adjustments column due to the addition of proforma interest income that would have been earned on the $6,500 long term note receivable received from the sale of Fei Yun Viking (see Note A, item a.).

                           VIKING CAPITAL GROUP, INC.

NOTE C - WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING

The weighted-average common shares outstanding for the pro forma combined information is calculated by adjusting the historical weighted average shares outstanding at December 31, 2002 of 58,970,589 by the 7,000,000 common shares that would have been received as if we had concluded the sale of Fei Yun Viking on January 1, 2002. The weighted average shares outstanding on a proforma basis is, accordingly, 51,970,589.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                              Viking Capital Group, Inc.


Date: May 29, 2003            /s/ Matthew W. Fossen
                              ---------------------
                              Matthew W.  Fossen
                              President, Chief Financial Officer